SUMMARY PROSPECTUS
February 1, 2016, as revised June 9, 2016
CALVERT CAPITAL ACCUMULATION FUND
Class (Ticker):	I (CCPIX)
Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated February 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.77%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.85%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.83%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8,473	$26,715	$46,733	$104,517
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund offers opportunities for long-term capital appreciation primarily by investing in the common stocks of U.S. mid-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility investment factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (ESG) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell Midcap Index, and minimizing transaction costs. The Fund may sell a security when it no longer appears attractive under this process.
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell Midcap Index ranged from $386 million to $30.5 billion with a weighted average level of $12.2 billion. Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies.

SUMMARY PROSPECTUS FEBRUARY 1, 2016 1

The Fund may also invest up to 25% of its net assets in foreign securities.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

2 SUMMARY PROSPECTUS FEBRUARY 1, 2016

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/10	17.19%
Worst Quarter (of periods shown)	12/31/08	-25.02%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-3.18%	10.23%	7.77%
Return after taxes on distributions	-5.35%	8.30%	6.80%
Return after taxes on distributions and sale of Fund shares	-0.55%	7.99%	6.27%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%
Lipper Mid-Cap Core Funds Avg. (reflects no deduction for taxes)	-1.11%	9.73%	7.15%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since June 2016
Christopher Madden, CFA	Portfolio Manager	Since June 2016
Kurt Moeller, CFA	Portfolio Manager	Since June 2016
Jade Huang	Portfolio Manager	Since June 2016

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Investment Company Act file:
No. 811-06563 Calvert World Values Fund, Inc.

SUMMARY PROSPECTUS FEBRUARY 1, 2016 3

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

4 SUMMARY PROSPECTUS FEBRUARY 1, 2016